UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2005

BrandPartners Group Inc.
(Exact name of Company as specified in its charter)

Delaware	0-16530	13-3236325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

10 Main Street, Rochester, NH 03839
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 732-3999

N/A
(Former name or former address, if changed since last report)

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On April 20, 2005, the Registrant (the “Company”) dismissed Michael F. Albanese, CPA (“Albanese”) as its certifying accountant effective immediately. The decision to dismiss Albanese was approved by the Company’s Board of Directors.

Albanese was previously appointed as the Company’s certifying accountant on November 2, 2004 and had audited the Company’s consolidated balance sheets as of December 31, 2004 and the related consolidated statement of operations, changes in stockholders equity (deficit)and cash flows for the year ended December 31, 2004. Albanese’s report on the financial statements of the Company for its fiscal year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

During the period in which Albanese audited the Company’s financial statements and the interim period in which Albanese served as the Company’s certifying accountant, there were no disagreement(s) with Albanese on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Albanese, would have caused Albanese to make reference to the subject matter of such disagreement(s) in connection with the audit report. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, a letter from Albanese addressed to the Securities and Exchange Commission (“SEC”) agreeing with the statements made in this Current Report on Form 8-K as related to Albanese is filed as an exhibit hereto.

On April 18, 2005, upon approval of the Board of Directors, the Company engaged Moore Stephens, P.C. (“Moore Stephens”) to audit the consolidated financial statements of the Company for the year ending December 31, 2005. During the Company’s two most recent fiscal years and through April 18, 2005, the Company has not consulted with Moore Stephens regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

The Company has provided Moore Stephens with a copy of the disclosures contained herein and provided Moore Stephens with an opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company herein. Moore Stephens has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

16.1	Letter from Michael F. Albanese, CPA

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANDPARTNERS GROUP INC.

Date: April 21, 2005	By:	/s/ Suzanne Verrill
Suzanne Verrill, Chief Financial Officer